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                                                                    EXHIBIT 10.4

                 ASSIGNMENT AND ASSUMPTION OF JOINT VENTURE INTEREST

    This Assignment of Joint Venture Interest (the "Assignment") is made and entered into as of November 12, 1996 by and among Private, Inc., a Delaware corporation ("Seller"), Bertelsman Music Group, Inc., a Delaware corporation ("BMG") and Platinum Entertainment, Inc., a Delaware corporation ("Purchaser"). Unless otherwise defined herein, all defined terms shall have the meaning set forth in that certain Agreement for Purchase of Joint Venture Interest, dated of even date herewith (the "Purchase Agreement").

                                     WITNESSETH:

    A. Seller is a 50% partner in that certain joint venture which is memorialized by the JV Agreement;

    B. Seller desires to transfer and assign all of its right, title and interest in and to the Interest;

    C. Purchaser desires to accept such transfer and assignment of the Interest on the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants hereinafter set forth and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1. Seller hereby transfers and assigns to Purchaser all of Seller's right, title and interest in and to the Interest, and all of Seller's rights with respect to such Interest. Seller hereby designates and appoints Purchaser as a substituted partner in the Joint Venture, entitled to all the rights, benefits and obligations of Seller under the JV Agreement, to the extent of the Interest in the Joint Venture.

    2. Purchaser hereby (a) accepts the transfer and assignment of such Interest and (b) assumes all of Seller's liabilities and obligations under the JV Agreement with respect to the Interest assigned to Purchaser.

    3. The parties agree to take any further actions and execute and deliver any additional documents which may be necessary or appropriate to evidence and/or effect the transfer and assignment of the Interest from Seller to Purchaser.

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    IN WITNESS WHEREOF, the Purchaser, Seller and BMG have executed this
Assignment as of the date first written above.

Seller:                           Purchaser:

By:/s/ GIULIO PROIETTO                    By:/s/ STEVEN DEVICK
   ----------------------------              -----------------------------------

Its: Senior Vice President                Its: Chief Executive Officer
   ----------------------------              -----------------------------------

BMG:

By:/s/ STANLEY H. SCHNEIDER
   ----------------------------

Its: Asst. Secretary
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